SUPPLEMENT DATED APRIL 26, 2013
TO PROSPECTUSES DATED

APRIL 29, 2011
FOR FUTURITY ACCUMULATOR II VARIABLE UNIVERSAL LIFE INSURANCE

NOVEMBER 3, 2008
FOR FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE

MAY 1, 2008
FOR FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT D

I.           Effective May 1, 2013, the DWS Dreman Small Mid Cap Value VIP Portfolio is renamed to DWS Small Mid Cap Value Portfolio.

II.           Effective April 29, 2013, the Invesco VI Funds are changing names as indicated below:

FORMER FUND NAME	NEW FUND NAME

Invesco Van Kampen V.I. American Franchise Fund	Invesco V.I. American Franchise Fund
Invesco Van Kampen V.I. American Value Fund	Invesco V.I. American Value Fund
Invesco Van Kampen V.I. Equity and Income Fund	Invesco V.I. Equity and Income Fund
Invesco Van Kampen V.I. Growth and Income Fund	Invesco V.I. Growth and Income Fund
Invesco Van Kampen V.I. Mid Cap Growth Fund	Invesco V.I. Mid Cap Growth Fund

III.           The ultimate corporate parent of Sun Life (N.Y.) is Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial has announced the execution of a definitive agreement to sell its United States domestic annuity business and certain of its United States life insurance businesses to Delaware Life Holdings, LLC (the “Purchaser”) (the “Proposed Transaction”). The Purchaser is a limited liability company organized under the laws of the State of Delaware. The Proposed Transaction will include the transfer of all of the issued and outstanding shares of Sun Life Assurance Company of Canada (U.S.), the sole shareholder of Sun Life (N.Y.), to the Purchaser. The closing date for the Proposed Transaction is expected to be as soon as May 31, 2013, subject to receipt of all required regulatory approvals as well as satisfaction of other closing conditions. Although completion of the Proposed Transaction will result in a change in control of Sun Life (N.Y.), the terms and conditions of your Policy with Sun Life (N.Y.) will not change and you will not need to take any action.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Accumulator II, Protector II, Survivorship II (NY)                                                                                                                                          4/2012